SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported): January 26, 2001


      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-2 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-5 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-6
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             (Exact name of Registrant as specified in its Articles)

                              P-1: 0-17800            P-1: 73-1330245
                              P-2: 0-17801            P-2: 73-1330625
  P-1 and P-2:                P-3: 0-18306            P-3: 73-1336573
     Texas                    P-4: 0-18308            P-4: 73-1341929
P-3 through P-6:              P-5: 0-18637            P-5: 73-1353774
   Oklahoma                   P-6: 0-18937            P-6: 73-1357375
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(State or other               (Commission             (I.R.S. Employer
jurisdiction of                 File No.)              Identification)
incorporation or
organization)



                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791




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ITEM 5:     OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership, Geodyne Institutional/Pension Energy Income P-2 Limited Partnership, Geodyne Institutional/Pension Energy Income Limited Partnership P-3, Geodyne Institutional/Pension Energy Income Limited Partnership P-4, Geodyne Institutional/Pension Energy Income Limited Partnership P-5, and Geodyne Institutional/Pension Energy Income Limited Partnership P-6 (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 26, 2001, and a chart showing, on a per-unit basis, the 2000 Year-End Estimated Valuations for the Partnerships.

ITEM 7:     EXHIBITS

20.1 Form of letter to be sent to the limited partners of the Partnerships on or about January 26, 2001.

99.1 Chart showing on a per-unit basis the 2000 Year-End Estimated Valuations for the Partnerships.




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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME P-1 LIMITED PARTNERSHIP
                              GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME P-2 LIMITED PARTNERSHIP
                              GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-3
                              GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-4
                              GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-5
                              GEODYNE INSTITUTIONAL/PENSION ENERGY
                                    INCOME LIMITED PARTNERSHIP P-6

                              By:   GEODYNE RESOURCES, INC.
                                    General Partner


DATE: January 26, 2001              //s// Dennis R. Neill
                                    ------------------------
                                    Dennis R. Neill
                                    President




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